UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Proxy Statement

CAVANAL HILL FUNDS

3435 Stelzer Road

Columbus, Ohio 43219

(Name of Registrant As Specified In Charter)

Amy E. Newsome
Frederic Dorwart, Lawyers
124 E. Fourth Street
Tulsa, Oklahoma 74103

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies: N/A

2) Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4) Proposed maximum aggregate value of transaction: N/A

5) Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: N/A

2) Form, Schedule or Registration Statement No.: N/A

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IMPORTANT SHAREHOLDER INFORMATION

CAVANAL HILL FUNDS

This document contains a Proxy Statement and Proxy Card. A Proxy Card is, in essence, a ballot. When you vote your Proxy, you tell us how to vote on your behalf on important issues relating to the Fund. If you complete and sign the Proxy, we will vote it exactly as you tell us. If you simply sign the Proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the Proxy Statement and to provide your instructions by using any of the methods shown on your Proxy Card. Voting your Proxy, and doing so promptly, will help enable the Fund to avoid additional expenses that could be incurred if the Fund is required to make follow-up solicitations because shareholders do not return their Proxies in sufficient numbers.

Please take a few moments to exercise your right to vote. Thank you.

CAVANAL HILL FUNDS

Cavanal Hill U.S. Large Cap Equity Fund

3435 Stelzer Road

Columbus, Ohio 43219-3035

1-800-762-7085

http://www.cavanalhillfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 5, 2016

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Cavanal Hill U.S. Large Cap Equity Fund (the “Fund”), a series of Cavanal Hill Funds (the “Trust”), will be held at 10:00 a.m. Eastern Time on October 5, 2016 at the principal offices of Cavanal Hill Funds, 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

1.	To approve modifications to the Fund, including the Fund’s Name, Investment Objective, Principal Investment Strategy, Principal Investment Risks and Investment Restrictions; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

Shareholders of record (the “Shareholders”) at the close of business on September 2, 2016 (the “Record Date”) are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

September 23, 2016	By Order of the Trustees /s/ Cathy Dunn Cathy Dunn Assistant Secretary

Prompt execution and return of the enclosed Proxy Card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. You may also vote your Proxy by telephone or internet.

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To Cavanal Hill U.S. Large Cap Fund Shareholders:

A Special Meeting of Shareholders (the “Special Meeting”) of the Cavanal Hill U.S. Large Cap Equity Fund (the “Fund”), a series of Cavanal Hill Funds (the “Trust”), has been scheduled for October 5, 2016. The purpose of this Special Meeting is to submit to the shareholders for a vote regarding certain modifications to the Fund, including the Fund’s Name, Investment Objective, Principal Investment Strategy, Principal Investment Risks and Investment Restrictions. Should such changes be approved, the effective date will be December 31, 2016.

The attached Proxy Statement is designed to give you information relating to the proposal on which you will be asked to consider and vote.

While you are welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed Proxy Card. In order to conduct the Special Meeting, a majority of shares must be represented either in person or by Proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote your Proxy by telephone or internet.

Shareholders who elect to attend the Special Meeting need not complete and deliver a Proxy, but may vote in person. If you have delivered a Proxy, and then vote at the Special Meeting, your vote at the meeting will cancel your Proxy.

We encourage you to read the enclosed Proxy Statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative or Cavanal Hill Funds directly at 1-800-762-7085.

Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely, /s/ Jim Huntzinger Jim Huntzinger President Cavanal Hill Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
(OR VOTE BY TELEPHONE OR THE INTERNET)

YOUR VOTE IS VERY IMPORTANT

CAVANAL HILL FUNDS

Q.	WHY IS THE BOARD OF TRUSTEES PROPOSING TO MAKE MODIFICATIONS TO THE FUND?

A.	Active management in the Large Cap Core category has underperformed the market and the Cavanal Hill U.S. Large Cap Equity Fund has been no exception. Underperformance has led to movement out of the Large Cap Core space, including redemptions out of the Cavanal Hill U.S. Large Cap Fund, reducing the size and viability of the Fund. The Board of Trustees for the Fund expects the trend away from Large Cap Core funds to continue. There is an opportunity to change the Fund’s Objective and Principal Investment Strategy to a Multi Cap Equity Income Fund that will be managed based on a Dividend Equity Strategy. The Board of Trustees has determined that it is in the interest of shareholders to make these modifications.

Q.	WHAT IF I DO NOT RETURN MY PROXY CARD?

A.	In order to conduct the Shareholder Meeting, a quorum must be present, in person or by Proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of September 2, 2016 entitled to vote on the matter. In the event that not enough shareholders return their proxies to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to the Fund, please return the completed Proxy Card as soon as possible.

Q.	HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A.	After careful consideration, the Board of Trustees of the Cavanal Hill Funds unanimously recommends that you vote “FOR” all of the items on the enclosed Proxy Card. The Board also urges you to vote and return all the Proxy Cards you receive.

Q.	WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this Proxy, please contact your investment representative, or call the Cavanal Hill Funds directly at 1-800-762-7085.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES CONTAINED IN THE
ACCOMPANYING PROXY STATEMENT.

CAVANAL HILL FUNDS

Cavanal Hill U.S. Large Cap Equity Fund

3435 Stelzer Road
Columbus, Ohio 43219

Special Meeting of Shareholders
To Be Held on October 5, 2016

PROXY STATEMENT

The enclosed Proxy is solicited on behalf of the Board of Trustees (the “Board”) of the Cavanal Hill Funds (the “Trust”) with respect to Cavanal Hill U.S. Large Cap Equity Fund (the “Fund” or “U.S. Large Cap Equity Fund”). The Proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed Proxy to the Trust at the above address or by appearing personally and voting on October 5, 2016 at the Special Meeting of Shareholders of the Fund at 10:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”). The cost of preparing and mailing the Notice of Special Meeting, the Proxy Card, this Proxy Statement and any additional materials related to the Meeting, which is anticipated to total approximately $6,000, will be borne equally by the Trust and Cavanal Hill Investment Management, Inc. (“Cavanal Hill Investment Management”), the Trust’s administrator and investment adviser. Proxy solicitations will be made primarily by mail, but may also be made by telephone, email, facsimile transmission, internet, or personal contact by certain officers or employees of the Trust or Cavanal Hill Investment Management. In the event that a shareholder signs and returns the Proxy Card, but does not indicate a choice as to any of the items on the Proxy Card, the Proxy holders will vote those shares in favor of such proposal(s). Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote. No one that has been a director or executive officer of the Trust has a substantial interest, direct or indirect, in any matter to be acted upon. This Proxy Statement and the enclosed Proxy Card will be sent to Shareholders on or about September 23, 2016.

The Special Meeting is being called for the following purposes: (1) to approve modifications to the Fund, including the Fund’s Name, Investment Objective, Principal Investment Strategy, Principal Investment Risks and Investment Restrictions, and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Only shareholders of record (“Shareholders”) at the close of business on September 2, 2016 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment(s) thereof. The number of shares that were issued and outstanding for the Fund on the Record Date (“Shares”) were:

U.S. Large Cap Equity Fund
A Shares:	12,524.730
C Shares:	749.557
Investor Shares:	134,326.425
Institutional Shares:	736,337.178

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Trust’s executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

A COPY OF CAVANAL HILL FUNDS’ ANNUAL REPORT DATED AUGUST 31, 2015 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE TRUST AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219 OR BY CALLING 1-800-762-7085.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS APPROVE THE PROPOSAL.

PROPOSAL 1

U.S. LARGE CAP EQUITY FUND MODIFICATIONS

The Board has unanimously approved the proposed modifications to the U.S. Large Cap Equity Fund, and recommends that Shareholders vote in favor of the modifications. The only proposed modification that requires Shareholder approval is the change to the Fund’s Investment Objective. The other changes are presented in the interest of transparency and in order to more fully describe the changes that flow from the changes to the Investment Objective. In the event of a negative vote on the Proposal, the proposed modifications will not be made. The modifications proposed include:

Proposed Name Change

FROM	TO
“U.S. Large Cap Equity Fund”	“Multi Cap Equity Income Fund”

Proposed Investment Objective Change

FROM	TO
“To seek growth of capital and, secondarily, income.”	“To seek dividend income.”

Proposed Principal Investment Strategy Change

FROM

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large U.S. companies. This policy will not be changed without at least 60 days prior notice to shareholders. “Equity securities” for purposes of this policy refers to common stocks and securities convertible into common stocks.

The Fund invests at least 80% of its assets in a universe of equity securities of large U.S. companies having an average market capitalization in excess of $10 billion at the time of purchase.

The portfolio management team of the Fund seeks to identify companies that possess the following fundamental characteristics: strong, sustainable earnings and revenue growth prospects, industry leadership with a competitive advantage, high levels of profitability and earnings quality, strong management teams, defensible business models and limited exposure to cyclical earnings.

In pursuing the investment strategy, the portfolio management team seeks to enhance the after-tax returns to shareholders by employing various investment practices that are designed to reduce taxable distributions to shareholders. These practices are expected to reduce, but not eliminate, taxable distributions.

TO

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its assets in dividend-paying equity securities. The Fund will invest in companies of all market capitalization – large, mid and small. These policies will not be changed without at least 60 days prior notice to shareholders. “Equity securities” for purposes of this policy refers to common stocks and securities convertible into common stocks. The Fund may also invest up to 20% of its net assets in preferred stocks, ADRs, corporate bonds, notes, warrants and cash equivalents. In general, corporate bonds may be of any maturity and will be rated at the time of purchase within the three highest ratings categories assigned by an Nationally Recognized Securities Rating Organization, or, if not rated, found by the Adviser under guidelines approved by the Trust’s Board of Trustees to be of comparable quality. However, the Fund may invest up to 5% of its assets in corporate bonds that are rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd.

The Fund actively invests in companies with attractive prospects for long-term capital appreciation. The portfolio management team of the Fund seeks to identify companies that possess the following fundamental characteristics: pays an attractive dividend, generates strong returns potentially enabling future dividend growth, attractive valuation, the potential to gain market share and led by strong management teams.

Proposed Principal Risk Change

FROM

Principal Investment Risks

• Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

• Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.
• Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.
TO

Principal Investment Risks

• High Yield Securities — Fixed income securities rated below investment grade and unrated securities of similar credit quality (commonly referred to as “junk bonds” or high yield securities) are regarded as being predominately speculative as to the issuer’s ability to make payments of principal and interest. Investments in such securities involve substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquired in the securities of such issuers generally are greater than is the case with investment grade securities. The value of high yield securities tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield securities and the junk bond markets generally, particularly in times of market stress.

• Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

• Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

• Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

• Mid Cap Risk — The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

• Portfolio Turnover Risk — A Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

• Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

Proposed Investment Restriction Change

Investment Restrictions shall be changed to reflect the name, objective and principal strategy modifications. In particular, the Non-Fundamental Policy number 5 will be changed to reflect the Multi Cap Equity Income Fund will, under normal circumstances, invest at least 80% of its assets in dividend paying equity securities. Previously, the U.S. Large Cap Equity Fund was required, under normal circumstances, to invest at least 80% of its assets in equity securities of large U.S. companies.

Fundamental Policy number 6 shall also be revised to reflect the name of the Multi Cap Equity Income Fund where it currently refers to the U.S. Large Cap Equity Fund.

In addition to the modifications specified above, the Board has approved any and all other changes to the prospectus, Fund documents and policies and procedures (“Associated Documents”) that may be necessary as a result of the approval of the modifications identified above by Shareholders.

The Trustees are recommending that Shareholders approve these modifications for several reasons, including their belief that it is in the interest of the Fund to pursue a dividend income strategy. Active management in the Large Cap Core category has underperformed the market and the U.S. Large Cap Equity Fund has been no exception. Underperformance has led to movement out of the Large Cap Core space, including redemptions out of the U.S. Large Cap Fund, reducing the size and viability of the Fund. The Board of Trustees for the Fund expects the trend to continue. There is an opportunity to change the Fund’s Objective and Principal Investment Strategy to a Multi Cap Equity Income Fund that will be managed based on a Dividend Equity Strategy currently offered as a separately managed account option by Cavanal Investment Management, Inc., the investment adviser to the Trust.

The investment adviser sees the following advantages in the dividend equity space, and this strategy in particular:

•	With the new interest rate regime globally, dividends are a source of income for retirees, a growing market.
•	Dividends have preferential tax treatment relative to bond coupons which enhances the after-tax income generated from the portfolio relative to a similar yielding bond portfolio.
•	The strategy seeks to provide an attractive dividend yield.
•	The strategy provides clients with diversification across market cap and economic sectors and an opportunity for capital appreciation.

The anticipated Lipper Classification is Equity Income. Equity Income funds are funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. Morningstar does not have an Equity Income Classification but similar funds may be found in the Large Value Category. The benchmark for the Fund following the modifications will be the Russell® 3000 Value.

The Fund is current in its payment of dividends and there have been no defaults in principal or interest in respect of the outstanding shares of the U.S. Large Cap Equity Fund.

Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund. This means that the Proposal may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

All Shares represented by valid Proxy Cards will be voted in favor of the U.S. Large Cap Equity modifications, unless a Shareholder specifically indicates on a Proxy the desire to vote against the Proposal. Should the Proposal be approved, the effective date will be December 31, 2016.

PROPOSAL 2

OTHER MATTERS AND DISCRETION
OF PERSON NAMED IN THE PROXY

While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement, the only business that the management intends to present or knows that others will present is the business stated in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed Proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by Proxy, the person named as proxy may vote those Proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by Proxy at the session of the Special Meeting to be adjourned. The person named as proxy will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received.

Any Proxy granted pursuant to this Proxy Statement shall be revoked by a later dated Proxy or should the shareholder granting such Proxy attend the Special Meeting and vote in person.

ADDITIONAL INFORMATION

Proposals of Shareholders

The Declaration of Trust does not provide for annual shareholder meetings, and no such meetings are planned for 2016. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for a future shareholders’ meeting (if any) must be received by the Trust within a reasonable period of time prior to printing and mailing Proxy material for such meeting.

Cost of Solicitation

The Trust and Cavanal Hill Investment Management will share equally the cost of preparing, printing and mailing this Proxy Statement and all other costs incurred with the solicitation of written consent, including any additional solicitation made by letter, telephone or otherwise.

Service Providers

Investment Adviser

Cavanal Hill Investment Management is the adviser for the Funds. Cavanal Hill Investment Management is a separate, wholly-owned subsidiary of BOKF, NA (“BOKF”). It began serving as Investment Adviser to the Funds on May 12, 2001. Cavanal Hill Investment Management, subject to the supervision of the Board of Trustees of the Funds, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. Cavanal Hill Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of July 31, 2016, Cavanal Hill Investment Management had approximately $7.4 billion in assets under management.

BOKF is a subsidiary of BOK Financial Corporation, Inc. (“BOK Financial”). George B. Kaiser is the principal shareholder of the issued and outstanding common stock of BOK Financial. Subsidiaries of BOK Financial provide a full array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries. As of June 30, 2016, BOK Financial and its subsidiaries had approximately $73 billion in assets under management.

Administrator

Cavanal Hill Investment Management also serves as administrator to each Fund. The Administrator assists in supervising all operations of each Fund (other than those performed under the Investment Advisory, Custodian, Fund Accounting, and Transfer Agency Agreements for that Fund). The Administrator is an investment adviser registered with the SEC.

Sub-Administrator

Effective July 1, 2004, Citi became the Sub-Administrator to the Funds pursuant to an agreement between Cavanal Hill Investment Management and Citi. Pursuant to this agreement, Citi assumed many of the Administrator’s duties, for which Citi receives a fee, paid by the Administrator. Citi’s principal business offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distributor

BOK Financial Securities, Inc., with its principal business offices at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172, serves as distributor to each Fund. The Distributor is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc.

Independent Public Accountants

KPMG LLP (“KPMG”) has been selected as Independent Registered Public Accounting Firm. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

Share Ownership Information

The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Fund, with respect to which shares the Adviser disclaims beneficial ownership.

To the best of the Trust’s knowledge, as of the Record Date, the Officers and Trustees of Cavanal Hill Funds, as a group, owned less than 1% of the Shares of any Fund of Cavanal Hill Funds.

The table below indicates each person known by Cavanal Hill Funds to own beneficially 5% or more of the Shares of the Fund on September 2, 2016.

U.S. Large Cap Equity Fund
A Shares:
Pershing LLC	98.01%
1 Pershing Plaza
Jersey City, NJ 07399

C Shares:
Cavanal Hill Investment Management, Inc.	100.00%
One Williams Center, 15th Floor
Tulsa, OK 74172

Investor Shares:
NABANK CO	60.79%
PO BOX 2180
Tulsa, OK 74101

Charles Schwab & Co., Inc.	6.64%
101 Montgomery Street
San Francisco, CA 94104

Jerrold L Swanson	6.33%
12807 E. 14th Street
Tulsa, OK 74128

Institutional Shares:
NABANK CO	99.53%
PO BOX 2180
Tulsa, OK 74101

IMPORTANT NOTICE REGARDING AVAILABILITY OF INFORMATIONAL MATERIALS

Only one Proxy Statement is being delivered to multiple Shareholders sharing an address unless the Fund has received contrary instructions.

The most recent Annual Report of the Trust, including financial statements, for the fiscal year ended August 31, 2015 is available upon request. If you would like to receive additional copies of this Proxy Statement, or the Annual Report free of charge, please contact the Trust by writing to or calling Cavanal Hill Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035, 1-800-762-7085.

This Proxy Statement and the Annual Report is available on the Cavanal Hill Funds’ website by visiting http://www.cavanalhillfunds.com

This Proxy Statement should be kept for future reference.

If you do not expect to attend the Special Meeting, please sign your Proxy Card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

September 23, 2016

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To authorize your proxy by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E13614-S50491	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

				For	Against	Abstain

1.	To approve modifications to the Cavanal Hill U.S. Large Cap Equity Fund (the “Fund”), including the Fund’s name, investment objectives, principal investment strategy, principal investment risks and investment restrictions.			☐	☐	☐

2.	Other Matters and Discretion of Person Named in the Proxy.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Members:

The Proxy Statement is available at www.proxyvote.com.

E13615-S50491

CAVANAL HILL FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

October 5, 2016

This proxy is solicited by the Board of Trustees of Cavanal Hill Funds (“Cavanal Hill Funds” or the “Trust”) for use at a special meeting of shareholders of Cavanal Hill Funds (the “Special Meeting”) to be held at 10:00 a.m., eastern time, on October 5, 2016 at the principal offices of Cavanal Hill Funds, 3435 Stelzer Road, Columbus, OH 43219.

The undersigned hereby appoints Jim Huntzinger (with full power of substitution) as attorney and proxy to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the special meeting of shareholders of the Fund to be held at 10:00 a.m., eastern time, on October 5, 2016, at the principal offices of Cavanal Hill Funds, 3435 Stelzer Road, Columbus, OH 43219 and at any adjournment thereof (the “Meeting”), and instructs him to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your vote will be automatically voted as the Trustees recommend.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE